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                     GT GLOBAL INCOME FUNDS: ADVISOR CLASS

                  SUPPLEMENT TO PROSPECTUS DATED MARCH 1, 1998
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THE  FOLLOWING  SUPPLEMENTS,  AS APPLICABLE,  THE  DISCUSSION  UNDER "INVESTMENT
OBJECTIVES AND POLICIES," "HOW TO INVEST," "MANAGEMENT" AND "OTHER INFORMATION" WITH RESPECT TO G.T. INVESTMENT FUNDS, INC. (THE "COMPANY"), GLOBAL HIGH INCOME PORTFOLIO (THE "PORTFOLIO") AND EACH FUND:

On January 30, 1998, Liechtenstein Global Trust, AG ("LGT"), the indirect parent organization of GT Global, Inc. and Chancellor LGT Asset Management, Inc. ("Chancellor LGT"), entered into an agreement with AMVESCAP PLC ("AMVESCAP") pursuant to which AMVESCAP will acquire LGT's Asset Management Division, which includes Chancellor LGT (the "Purchase"). AMVESCAP is a holding company formed in 1997 by the merger of INVESCO PLC and A I M Management Group Inc. Consummation of the purchase is subject to a number of contingencies, including regulatory approvals. The transaction would constitute an assignment of, and thereby result in the termination of, the Company's investment management agreement with Chancellor LGT. Accordingly, the Portfolio's Board of Trustees and the Company's Board of Directors has approved, subject to shareholder approval, new investment management and administration agreements between A I M Advisors, Inc. ("A I M"), a wholly-owned subsidiary of AMVESCAP, and the Portfolio or Company, as applicable, and sub-advisory and sub-administration agreements between A I M and Chancellor LGT, which will become a separate, indirect wholly-owned subsidiary of AMVESCAP. Under the new agreements, A I M would serve as investment manager and administrator and Chancellor LGT would serve as investment sub-adviser and sub-administrator of the Portfolio or Company, as applicable. In addition to shareholder approval, implementation of the new investment advisory arrangements is contingent upon the consummation of the Purchase.

The Board of Directors of the Company has also approved the following matters, subject to shareholder approval:

1.  Amendments to the fundamental investment restrictions of each Fund.

2. The reorganization of the Company from a Maryland corporation into a Delaware business trust.

In addition, the Board has approved new distribution agreements for the Funds pursuant to which A I M Distributors, Inc. ("A I M Distributors"), a wholly-owned subsidiary of A I M, would serve as each Fund's principal underwriter.

Implementation of the new distribution arrangements is contingent upon (1) shareholder approval of the new investment advisory arrangements; and (2) the consummation of the Purchase.

A special meeting of shareholders of the Company will be held on May 20, 1998 to consider and vote on, among other proposals, the matters noted above that require shareholder approvals. If the matters are approved by shareholders and the Purchase consummated, it is anticipated that the changes described above will become effective on or about June 1, 1998.

THE FOLLOWING REVISES AND SUPERSEDES THE DISCLOSURE ABOUT MORTGAGE-BACKED AND ASSET-BACKED SECURITIES UNDER "INVESTMENT OBJECTIVES AND POLICIES" WITH RESPECT TO GT GLOBAL GOVERNMENT INCOME FUND ("GLOBAL GOVERNMENT INCOME FUND") AND GT GLOBAL STRATEGIC INCOME FUND ("STRATEGIC INCOME FUND"):

The Global Government Income Fund and the Strategic Income Fund may invest in mortgage-backed and asset-backed securities of U.S. and foreign issuers, including privately issued mortgage-backed and asset-backed securities. Mortgage-backed securities represent direct or indirect interests in pools of underlying mortgage loans that are secured by real property. Investors typically receive payments out of the interest on and principal of the underlying mortgages. Asset-backed securities are similar to mortgage-backed securities, except that the underlying assets are other financial assets or financial receivables, such as motor vehicle installment sales contracts, home equity loans, leases of various types of real and personal property, and receivables from credit cards. Any mortgage-backed and

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asset-backed  securities purchased by the Global  Government Income Fund and the
Strategic Income Fund will be subject to the same rating requirements that apply to its other investments. In addition, privately issued mortgage-backed and asset-backed securities purchased by Global Government Income Fund will be subject to the limitation of that Fund which allows no more than 35% of its total assets to be invested in securities of non-governmental issuers.

THE FOLLOWING SUPPLEMENTS THE DISCLOSURE ABOUT MORTGAGE-BACKED AND ASSET-BACKED SECURITIES UNDER "RISK FACTORS" WITH RESPECT TO GLOBAL GOVERNMENT INCOME FUND AND STRATEGIC INCOME FUND:

Foreign mortgage-backed securities markets are substantially smaller than U.S. markets, but have been established in several countries, including Germany, Denmark, Sweden, Canada and Australia, and may be developed elsewhere. Foreign mortgage-backed securities generally are structured similar to domestic mortgage-backed securities, and they normally present substantially similar investment risks as well as the other risks normally associated with foreign securities.

THE FOLLOWING REVISES AND SUPERSEDES, AS APPLICABLE, THE DISCUSSION UNDER "MANAGEMENT" WITH RESPECT TO GLOBAL GOVERNMENT INCOME FUND AND THE PORTFOLIO:

David B. Hughes has been named a Portfolio Manager for the Global Government Income Fund. Mr. Hughes has been Head of Global Fixed Income, North America, for Chancellor LGT since January 1998, and was a Senior Portfolio Manager for global/international fixed income for Chancellor LGT from July 1995 to December 1997. Prior thereto, Mr. Hughes was an Assistant Vice President for Fiduciary Trust Company International from 1994 to 1995, and Assistant Treasurer at the Bankers Trust Company from 1991 to 1994. Cheng-Hock Lau remains the other Portfolio Manager for the Global Government Income Fund.

Craig Munro has been named a Portfolio Manager for the Portfolio. Mr. Munro has been a Portfolio Manager for Chancellor LGT since August 1997. Prior thereto, Mr. Munro was a Vice President, Senior Analyst in the Emerging Markets Group of the Global Fixed Income Division of Merrill Lynch Asset Management from 1993 to August 1997. Mr. Lau and Mr. Mabbutt remain the other Portfolio Managers for the Portfolio.

On October 31, 1996, Chancellor Capital Management, Inc. ("Chancellor Capital") merged with LGT Asset Management, Inc., and the resulting entity was renamed Chancellor LGT Asset Management, Inc. Mr. Hughes was an employee only of Chancellor Capital prior to October 31, 1996.

INCSX803M                                                         March 25, 1998